AMERICAN INDEPENDENCE FUNDS TRUST
(“Trust”)

SUPPLEMENT DATED JANUARY 30, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MARCH 1, 2017 AS SUPPLEMENTED THROUGH JANUARY 26, 2018

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND

(Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

On January 26, 2018, the U.S Department of Justice (“DOJ”) announced that BNP Paribas USA Inc. (“BNPP USA”), a subsidiary of BNP Paribas S.A., pleaded guilty to participating in a price-fixing conspiracy in the foreign currency exchange (“FX”) market. According to the one-count information filed in the U.S. District Court for the Southern District of New York, between September 2011 and July 2013, BNPP USA conspired to suppress and eliminate competition by fixing prices in certain emerging market foreign currencies, in violation of the Sherman Antitrust Act. In settlement of this matter, BNPP USA agreed to pay a fine of $90 million and to cooperate with any ongoing criminal investigation into the FX market and to report relevant information to federal authorities. BNPP USA is the sixth major multi-national bank to plead guilty as a result of the DOJ’s ongoing investigation into antitrust and fraud crimes in the FX market.

In connection with this matter, BNPP USA and several investment advisers that are “affiliated persons” of BNPP USA, including BNP Paribas Asset Management USA, Inc., the sub-adviser (“Sub-Adviser”) to the American Independence U.S. Inflation-Protected Fund (“Fund”), filed an application with the Securities and Exchange Commission (“SEC”) for exemptive relief from the provisions of Section 9(a) of the Investment Company Act of 1940, as amended. On January 26, 2018, the SEC issued a Temporary Order and Notice of Application for a Permanent Order (“Temporary Order”) granting the Sub-Adviser the requested exemptive relief. The Temporary Order states that an order granting permanent exemptive relief (“Final Order”) will be issued unless the SEC orders a hearing regarding the requested relief. The Sub-Adviser anticipates that the Final Order will be issued by the SEC in the ordinary course after February 20, 2018.

Absent exemptive relief, the Sub-Adviser would be prohibited from sub-advising the Fund as a result of the guilty plea of BNPP USA. Nonetheless, it is important to keep in mind that the Sub-Adviser did not engage in any wrongdoing or violation of law and requires exemptive relief solely as a result of its relationship with BNPP USA.

Please contact Robert Rokose at rrokose@manifoldpartners.com for further information about this matter.

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